                                EXHIBIT 10(c)


                                                1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS







                             1993 KEY MANAGEMENT
                         INCENTIVE COMPENSATION PLAN

                        AND ADMINISTRATIVE GUIDELINES

                    (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                                1993 KMIC



ESTABLISHMENT AND PURPOSE:

BANC ONE CORPORATION hereby establishes the "Key Management Incentive Compensation Plan" (the Plan) for key employees of the CORPORATION, its State Holding Companies, and its Affiliates.

The purpose of the Plan is to promote the interest of the CORPORATION and its shareholders by strengthening its ability to attract and retain key management talent and to motivate superior levels of performance.


PLAN ADMINISTRATION:

The Plan is administered by the Personnel and Compensation Committee of the Board of Directors of BANC ONE CORPORATION. Its findings and determinations regarding this plan are official and final.


ELIGIBILITY AND PARTICIPATION:

Participation in the Plan is limited to those officers and other key employees who, by the nature and scope of their positions, are materially responsible for the management, growth, and success of BANC ONE's businesses. Participation may be revoked at any time by the Plan Administrator. An employee whose participation is revoked will be notified, in writing, of such revocation as soon as practicable following such action.

Participation in the Plan will be determined on an annual basis. The following matrix should be used to determine the number of participants eligible in each affiliate.



                                         MINIMUM ASSET SIZE ($millions)
              100    200    300    400    500     900     2,000   4,000   5,000
          ---------------------------------------------------------------------
Number of
Participants  1-3   2-5     3-5    3-7   4-8     5-10     8-15    10-25   15-35
- -------------------------------------------------------------------------------

(See Specific Positions below)




                                        - 1 -                  JANUARY, 1993

 SPECIFIC POSITIONS:

 The following guidelines should be used in determining Plan participants.


         ___________________________________________________________
        |                                                           |
        | The following positions, if they exist within the banking | | affiliate, may be included in the participant number, | | provided the total number of participants does not exceed | | the guideline established for the bank's asset size as |
        | shown above:                                              |
        |                                                           |
        |       Chief Executive Officer                             |
        |       Chief Operating Officer                             |
        |       Chief Financial Officer                             |
        |       Chief Credit Officer                                |
        |       Head of Retail Banking                              |
        |       Head of Corporate Banking                           |
        |       General Counsel                                     |
        |                                                           |
        |  In non-banking affiliates, the following positions       |
        |  should be included:                                      |
        |                                                           |
        |       Chief Executive Officer                             |
        |       Chief Financial Officer                             |
        |       Key direct reports                                  |
        |       Heads of major functions                            |
        |                                                           |
        |  Corporate staff units and state holding companies should |
        |  have the following positions as participants:            |
        |                                                           |
        |       Major state-wide function heads                     |
        |       Major corporate-wide function heads                 |
        |       Key direct reports responsible for major function   |
        |         segments                                          |
        |___________________________________________________________|







Employees approved for participation will be notified of their selection within a reasonable time after approval.

MID-YEAR PARTICIPATION MODIFICATIONS:

An individual who becomes eligible to participate in the Plan during the Plan year may be recommended and approved for a partial year of participation. In such case, the participant's award shall be prorated based on the number of full months of participation. However, the BANC ONE Chief Executive Officer
(CEO), subject to Corporate Compensation Committee approval, may authorize an unreduced award.

The participation of a KMIC participant whose incentive category level is changed during the Plan Year will be pro-rated between the respective base pay and target award levels of each assignment.

                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS


AWARD DETERMINATION

TARGET AWARD LEVEL:

Target Award levels are expressed in terms of a percentage of Base Pay. Base Pay is the salary earned while participating in the Plan.

At the beginning of the Plan Year, Target Award levels will be established for each participant. The Target Award opportunity will vary in relation to the participant's duties and responsibilities. The 1993 Target Award level guidelines are shown below.



                                                GRADE
              ------------------------------------------------------------------------
Position        12      13      14      15      16      17      18      19      20
- --------------------------------------------------------------------------------------
CEOs,
Corporate,  15-20%  20-25%   25-30%  25-30%  25-30%   30-35%   30-35%   35-40%   40%
state-wide
- --------------------------------------------------------------------------------------
Other
Positions   10-15%  10-25%   15-25%  20-25%  20-25%   25-30%   25-30%   30-35%  30-35%
- --------------------------------------------------------------------------------------

Please Note:  PARTICIPANTS WHO ARE NEW TO THEIR POSITIONS SHOULD PARTICIPATE AT THE
              LOWER END OF THE RANGE FOR THEIR GRADE, THUS ALLOWING FOR GROWTH OF
              OPPORTUNITY AS THEY ESTABLISH AND PROVE THEMSELVES IN THEIR ROLE OVER
              TIME.




MAXIMUM AWARD LEVEL:

The maximum amount payable under the Plan is defined as a percentage of the Target Award. The 1993 Maximum Award level is 150% of the Target Award.

CORPORATE PERFORMANCE MEASURE:

An overall Corporate performance threshold will be established by the BANC ONE CEO for each Plan Year. The Corporate Performance threshold for 1993 includes a 5% increase in earnings over 1992 and an ROA of 1.15. These performance thresholds must be met by the CORPORATION prior to any incentive awards being paid.

COMPONENT PERFORMANCE MEASURES:

At the beginning of each Plan Year, each holding company CEO will establish planned levels of performance at which 100% of the target award will be earned. These perfornnance objectives will refiect a combination of key results at each organizational level (Corporate, State, and Affiliate) and discretionary performance goals. The Compensation Committee shall approve these performance goals and may modify them at any time. Significant unanticipated, non-recurring gains or losses in income may be considered for inclusion or exclusion in the award calculations, depending upon the extent to which they have materially infiuenced the CORPORATION's ability to meet the performance goals.



                                - 3 -                   JANUARY, 1993

For 1993, the matrices for computing awards may vary by holding company and affiliate. The specifics of each plan are included in the attachments to this document.


PAYMENT OF AWARDS:

At the end of each Plan Year, awards will be computed for each participant. Award amounts may vary above or below the Target Award level based on the assessment of performance results at each organizational level. A payout limit expressed in tenns of a flat percentage of Net Income may be determined for each organizational level by the Corporate Compensation Committee each Plan Year.

Payment of Awards will be made in cash, subject to applicable withholding, as soon as practicable after year-end results are reviewed and individual awards are approved. Each Plan participant may elect to defer his/her award for distribution in cash on a later date subject to the provisions of the BANC ONE Incentive Compensation Deferral Plan.


TERMINATION OF EMPLOYMENT:

In the event a participant's employment is terminated due to death or total and permanent disability (as determined by the Corporate Compensation Committee), the participant's award will be reduced to refiect the partial year of participation. This reduction will be determined by multiplying the award by a fraction, the numerator of which is the months of participation through the date of termination rounded up to whole months and the denominator of which is twelve (12). The participant's award will be paid as soon as practicable following the end of the Plan Year.

ln the event a participant's employment is terminated for reasons other than death or disability, all rights to an award for the Plan Year will be forfeited.


GENERAL PROVISIONS

  A) The Plan may be modified, amended, or terminated at any time by the Board of Directors. The existence of the Plan does not obligate or bind BANC ONE CORPORATION or its affiliates to pay an award to any participant (or beneficiary) nor does any participant (or beneficiary) attain any vested, non-forfeitable right to an award until the award has been finalized and approved for payment by the Board of Directors.

  B) Any and all payments made under the Plan shall be subject to applicable federal, state, or local taxes required by the law to be withheld.

  C) Amounts paid under this Plan will not be considered compensation for purposes of other BANC ONE qualified benefit plans unless specifically provided for in such plans. The treatment of these amounts under any non-qualified benefit plans will be determined according to the provisions of such plans.

                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS

GENERAL PROVISIONS (CONT'D):

D) If a participant has been designated as eligible to participate in the BANC ONE lncentive Compensation Deferral Plan, an award or portion thereof granted under the Plan may be deferred pursuant to the terms of that plan, provided a timely deferral election is made by the participant.

E) Except as specifically provided herein or as may otherwise be required by law, no undistributed bonus amount payable to the participant im the Plan may be sold, transferred, or assign or encumbered, im whole or in part, by a participant, and any attempt to so alienate or subject any such amount shall be void.



                                        - 5 -           JANUARY, 1993

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                                        - 6 -

                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS



                              BANC ONE CORPORATION PERFORMANCE CRITERIA
                                         Holding Company CEOs

For policy committee-level holding company CEOs, 25% of the total performance score will be based upon performance of the total CORPORATION, as determined by Earnings Growth over 1992 and Return on Assets (ROA). The matrix shown below shows the relationship between these two variables, and the percentage of the 25% that may be eamed as a result of the performance of the CORPORATION.




    5%  |  54%   58%   62%   66%   70%   78%   86%   94%   101%   104%   107%   110%   114%   117%   120%   123%   126%   130%
E   6%  |  60%   64%   68%   72%   76%   84%   92%  100%   103%   106%   110%   113%   116%   119%   122%   126%   129%   132%
A   7%  |  66%   70%   74%   78%   82%   90%   98%  102%   106%   109%   112%   115%   118%   122%   125%   128%   131%   134%
R   8%  |  72%   76%   80%   84%   88%   96%  100%  105%   108%   111%   114%   118%   121%   124%   127%   130%   134%   137%
N   9%  |  78%   82%   86%   90%   94%  101%  104%  107%   110%   114%   117%   120%   123%   126%   130%   133%   136%   139%
I  10%  |  84%   88%   92%   96%  100%  103%  106%  110%   113%   116%   119%   122%   126%   129%   132%   135%   138%   142%
N  11%  |  90%   94%   98%  101%  105%  108%  111%  114%   118%   121%   124%   127%   130%   134%   137%   140%   143%   146%
G  12%  |  96%  100%  102%  103%  110%  113%  116%  119%   122%   126%   129%   132%   135%   138%   142%   145%   148%   150%
S  13%  | 101%  102%  104%  106%  114%  118%  121%  124%   127%   130%   134%   137%   140%   143%   146%   150%   150%   150%
   14%  | 103%  105%  106%  108%  119%  122%  126%  129%   132%   135%   138%   142%   145%   148%   150%   150%   150%   150%
G  15%  | 106%  107%  109%  110%  124%  127%  130%  134%   137%   140%   143%   146%   150%   150%   150%   150%   150%   150%
R  16%  | 108%  110%  111%  113%  129%  132%  135%  138%   142%   145%   148%   150%   150%   150%   150%   150%   150%   150%
O  17%  | 110%  116%  114%  115%  134%  137%  140%  143%   146%   150%   150%   150%   150%   150%   150%   150%   150%   150%
W  18%  | 113%  122%  116%  118%  138%  142%  145%  148%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
T  19%  | 115%  128%  118%  120%  143%  146%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
H  20%  | 118%  134$  121%  122%  148%  150%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
        |_________________________________________________________________________________________________________________________
         1.15   1.20  1.25  1.30  1.35  1.40  1.45  1.50   1.55   1.60   1.65   1.70   1.75   1.80   1.85   1.90   1.95   2.00
                                                                ROA




Fifty-six percent (56%) of the award will be based upon the overall performamce of the holding company. A matrix such as the one shown above has been developed for use in each holdimg company.


The remaining 19% of the award calculation for these participants will be based upon individual performance as measured at management's discretion.



                                        - 7 -                   JANUARY, 1993



                                   EXAMPLE

- -------------------------------------
   Base Pay:            $250,000
- -------------------------------------------------------------------------------
 Target Award:       $125,000.00                (50% of Base Pay)
- -------------------------------------------------------------------------------
Award Opportunity:      25% BANC ONE CORPORATION Performane
                        56% Holding Company Performance
                        15% Individual Performance (Discretionary)
- -------------------------------------------------------------------------------
AWARD CALCULATION:
- -------------------------------------------------------------------------------
(1)                     Corporation     Holding Co.
- -----------------------------------------------------
        Earnings
        Growth             14%             11%
     ------------------------------------------------
         ROA             1.55%           1.50%
     ------------------------------------------------
      Score from
       Matrix             132%            114%
- -------------------------------------------------------------------------------
(2)   WEIGHTED SCORES:
- -------------------------------------------------------------------------------
                         Score          x       Weighting       =       Result
     --------------------------------------------------------------------------
        Corporate       132%            x         25%           =       33.00%
     --------------------------------------------------------------------------
     Holding Co.        114%            x        56%            =       63.84%
     --------------------------------------------------------------------------
      Individual        100%            x        19%            =       19.00%
     --------------------------------------------------------------------------
                                                 TOTAL                 115.84%
- -------------------------------------------------------------------------------
(3)   FINAL AWARD CALCULATION:
- -------------------------------------------------------------------------------
                                              Target               $125,000.00
                                            -----------------------------------
                                             Wtd Score     x            115.84%
                                            -----------------------------------
                                              Award                $144,800.00
                                            -----------------------------------



                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS



                   BANC ONE CORPORATION PERFORMANCE CRITERIA
                       Corporate Level Staff Participants

For corporate level staff participants (i.e., those who are part of the BANC ONE CORPORATION holding company) 75% of the total performance score will be based upon performance of the total CORPORATION, as determined by Earnings Growth over 1992 and Return on Assets (ROA). The matrix shown below shows the relationship between these two variables, and the percentage of the 75% that may be earned as a result of the performance of the CORPORATION.




    5%  |  54%   58%   62%   66%   70%   78%   86%   94%   101%   104%   107%   110%   114%   117%   120%   123%   126%   130%
E   6%  |  60%   64%   68%   72%   76%   84%   92%  100%   103%   106%   110%   113%   116%   119%   122%   126%   129%   132%
A   7%  |  66%   70%   74%   78%   82%   90%   98%  102%   106%   109%   112%   115%   118%   122%   125%   128%   131%   134%
R   8%  |  72%   76%   80%   84%   88%   96%  100%  105%   108%   111%   114%   118%   121%   124%   127%   130%   134%   137%
N   9%  |  78%   82%   86%   90%   94%  101%  104%  107%   110%   114%   117%   120%   123%   126%   130%   133%   136%   139%
I  10%  |  84%   88%   92%   96%  100%  103%  106%  110%   113%   116%   119%   122%   126%   129%   132%   135%   138%   142%
N  11%  |  90%   94%   98%  101%  105%  108%  111%  114%   118%   121%   124%   127%   130%   134%   137%   140%   143%   146%
G  12%  |  96%  100%  102%  103%  110%  113%  116%  119%   122%   126%   129%   132%   135%   138%   142%   145%   148%   150%
S  13%  | 101%  102%  104%  106%  114%  118%  121%  124%   127%   130%   134%   137%   140%   143%   146%   150%   150%   150%
   14%  | 103%  105%  106%  108%  119%  122%  126%  129%   132%   135%   138%   142%   145%   148%   150%   150%   150%   150%
G  15%  | 106%  107%  109%  110%  124%  127%  130%  134%   137%   140%   143%   146%   150%   150%   150%   150%   150%   150%
R  16%  | 108%  110%  111%  113%  129%  132%  135%  138%   142%   145%   148%   150%   150%   150%   150%   150%   150%   150%
O  17%  | 110%  116%  114%  115%  134%  137%  140%  143%   146%   150%   150%   150%   150%   150%   150%   150%   150%   150%
W  18%  | 113%  122%  116%  118%  138%  142%  145%  148%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
T  19%  | 115%  128%  118%  120%  143%  146%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
H  20%  | 118%  134$  121%  122%  148%  150%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
        |_________________________________________________________________________________________________________________________
         1.15   1.20  1.25  1.30  1.35  1.40  1.45  1.50   1.55   1.60   1.65   1.70   1.75   1.80   1.85   1.90   1.95   2.00
                                                                ROA





The remaining 25% of the award calculation for these participants will be based upon individual performance as measured at management's discretion.


                                - 9 -                   JANUARY, 1993



                                   EXAMPLE

- -------------------------------------
   Base Pay:            $200,000
- -------------------------------------------------------------------------------
 Target Award:         $100,000                 (50% of Base Pay)
- -------------------------------------------------------------------------------
Award Opportunity:      75% BANC ONE CORPORATION Performane
                        25% Individual Performance (Discretionary)
- -------------------------------------------------------------------------------
AWARD CALCULATION:
- -------------------------------------------------------------------------------
(1)   Corporation
- ---------------------------------
        Earnings
        Growth             14%
     ----------------------------
         ROA             1.55%
     ----------------------------
      Score from
       Matrix             132%
- -------------------------------------------------------------------------------
(2)   WEIGHTED SCORES:
- -------------------------------------------------------------------------------
                         Score          x       Weighting       =       Result
     --------------------------------------------------------------------------
      Corporate         132%            x         75%           =       99.0%
     --------------------------------------------------------------------------
      Individual        120%            x        25%            =       30.0%
     --------------------------------------------------------------------------
                                                 TOTAL                 129.0%
- -------------------------------------------------------------------------------
(3)   FINAL AWARD CALCULATION:
- -------------------------------------------------------------------------------
                                              Target                  $100,000
                                            -----------------------------------
                                             Wtd Score     x             129.0%
                                            -----------------------------------
                                              Award                   $129,000
                                            -----------------------------------



                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS


                           Banc One Ohio Corporation
                              Performance Criteria

STATE/AFFILIATE PERFORMANCE:

For KMIC participants in Ohio, a portion of the total performance score will be based upon performance of the state holding company and the performance of the individual affiliate to which they belong. This measurement will be a composite of Eamings Growth over 1992 and Return on Assets (ROA). The matrix shown below shows the relationship between these two variables as they apply to the holding company and the affiliate, respectively. No performance score for the State or Affiliate criteria will be awarded if Earnings Growth does not reach at least 5% AND ROA reaches at least 1.15%.



    5%  |  54%   58%   62%   66%   70%   78%   86%   94%   101%   104%   107%   110%   114%   117%   120%   123%   126%   130%
E   6%  |  60%   64%   68%   72%   76%   84%   92%  100%   103%   106%   110%   113%   116%   119%   122%   126%   129%   132%
A   7%  |  66%   70%   74%   78%   82%   90%   98%  102%   106%   109%   112%   115%   118%   122%   125%   128%   131%   134%
R   8%  |  72%   76%   80%   84%   88%   96%  100%  105%   108%   111%   114%   118%   121%   124%   127%   130%   134%   137%
N   9%  |  78%   82%   86%   90%   94%  101%  104%  107%   110%   114%   117%   120%   123%   126%   130%   133%   136%   139%
I  10%  |  84%   88%   92%   96%  100%  103%  106%  110%   113%   116%   119%   122%   126%   129%   132%   135%   138%   142%
N  11%  |  90%   94%   98%  101%  105%  108%  111%  114%   118%   121%   124%   127%   130%   134%   137%   140%   143%   146%
G  12%  |  96%  100%  102%  103%  110%  113%  116%  119%   122%   126%   129%   132%   135%   138%   142%   145%   148%   150%
S  13%  | 101%  102%  104%  106%  114%  118%  121%  124%   127%   130%   134%   137%   140%   143%   146%   150%   150%   150%
   14%  | 103%  105%  106%  108%  119%  122%  126%  129%   132%   135%   138%   142%   145%   148%   150%   150%   150%   150%
G  15%  | 106%  107%  109%  110%  124%  127%  130%  134%   137%   140%   143%   146%   150%   150%   150%   150%   150%   150%
R  16%  | 108%  110%  111%  113%  129%  132%  135%  138%   142%   145%   148%   150%   150%   150%   150%   150%   150%   150%
O  17%  | 110%  116%  114%  115%  134%  137%  140%  143%   146%   150%   150%   150%   150%   150%   150%   150%   150%   150%
W  18%  | 113%  122%  116%  118%  138%  142%  145%  148%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
T  19%  | 115%  128%  118%  120%  143%  146%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
H  20%  | 118%  134$  121%  122%  148%  150%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
        |_________________________________________________________________________________________________________________________
         1.15   1.20  1.25  1.30  1.35  1.40  1.45  1.50   1.55   1.60   1.65   1.70   1.75   1.80   1.85   1.90   1.95   2.00
                                                                ROA



DIVISIONAL PERFORMANCE:

For non-CEO participants, a measurement of Division Performance may be implemented. Scoring for this measurement is developed by the upstream CEO/President based on divisional goals or budgets.


                                - 7 -                           JANUARY, 1993

NIE/REVENUE %:


The performance score for the NIE/Revenue percentage will be determined using the following NIE/Revenue table. The NIE/Revenue ratio must be less than 60% to qualify for a score.



        NIE/Revenue %   60%     59%     58%     57%     56%     55%     54%     53%     52%     51%     50%
        Score           0%      15%     30%     45%     60%     75%     90%     105%    120%    135%    150%




CREDIT QUALITY:

The performance score for the Credit Quality criteria will be determined using the following table. The Credit Quality performance score is based on 1) achieving BANC ONE CORPORATION standards of 50 basis points or less for commercial charge-offs and 100 basis points or less for retail charge-offs; or
2) showing improvement in the following four credit quality categories: problem loans, non-performing loans, total delinquencies, and total charge-offs.


        Retail Charge-offs (bp)         120.0   116.0   112.0   108.0   104.0   100.0    87.5    75.0    62.5    50.0
        Score                             0.0    20.0    40.0    60.0    80.0   100.0   112.5   125.0   137.5   150.0

        Commercial Charge-offs (bp)      60.0    58.0    56.0    54.0    52.0    50.0    45.0    40.0    35.0    30.0
        Score                             0.0    20.0    40.0    60.0    80.0   100.0   112.5   125.0   137.5   150.0



DISCRETIONARY:

The performance score for individual performance will be at the discretion of the upstream CEO and should consider personal contributions and such issues as audit, loan review, and CRA review.

                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS


                           Banc One Ohio Corporation
                              Weighting Guidelines

In order to calculate a weighted performance score, a weighting factor must be assigned to each of the performance criteria outlined in the preceding pages. The weightings for participants are shown in the table below:



                Performance Category    CEO/President           Non-
                                         Weightings        CEO/President
                                                            Weightings
        -----------------------------------------------------------------
        State Earnings/ROA                  15%               5 - 15%
        Affiliate Earnings/ROA              35%              15 - 45%
        Divisional Performance              N/A               0 - 30%
        NIE/Revenue Ratio                   13%               0 - 13%
        Credit Quality                      17%               0 - 17%
        Individual (Discretionary)          20%              20 - 50%
        =================================================================
        Total                              100%                100%



Additional guidelines for non-CEO/President participants include:

  /  /   The total weighting of the State, Affiliate, and Divisional performance categories should equal 50%. The upstream CEO/President determines these weightings in accordance with overall goals and objectives.

 /  /    The remaining 50% weightimg should be allocated to each
         applicable category. Total weightings may never exceed 100%.


                                        - 9 -                   JANUARY, 1993



                                   EXAMPLE

- -------------------------------------
   Base Pay:            $100,000
- -------------------------------------------------------------------------------
 Target Award:           $30,000            (30% of Base Pay)
- -------------------------------------------------------------------------------
Award Opportunity:      15% State Earnings/ROA
   (Weightings)         35% Affiliate Earnings/ROA
                        13% Affiliate NIE/Revenue
                        17% Credit Quality
                        20% Individual Performance (Discretionary)
- -------------------------------------------------------------------------------
AWARD CALCULATION:
- -------------------------------------------------------------------------------
(1)   STATE/AFFILIATE SCORES:
- -------------------------------------------------------------------------------
        Category           State        Affiliate
- -----------------------------------------------------
        Earnings
        Growth             11%              7%
     ------------------------------------------------
         ROA             1.50%           1.60%
     ------------------------------------------------
      Score from
       Matrix             114%            109%
- -------------------------------------------------------------------------------
(2)   WEIGHTED SCORES:
- -------------------------------------------------------------------------------
                         Score          x       Weighting       =       Result
     --------------------------------------------------------------------------
     State              114%            x       15%             =       17.10%
     --------------------------------------------------------------------------
     Affiliate          109%            x       35%             =       38.15%
     --------------------------------------------------------------------------
     NIE/Revenue         75%            x       13%             =        9.75%
     --------------------------------------------------------------------------
     Credit Quality      75%            x       17%             =       12.75%
     --------------------------------------------------------------------------
     Individual         100%            x       20%             =       20.00%
     --------------------------------------------------------------------------
                                                 TOTAL                  97.75
- -------------------------------------------------------------------------------
(3)   FINAL AWARD CALCULATION:
- -------------------------------------------------------------------------------
                                              Target                    $30,000
                                            -----------------------------------
                                             Wtd Score     x             97.75%
                                            -----------------------------------
                                              Award                     $29,325
                                            -----------------------------------



                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS


                        Banc One Wisconsin Corporation
                              Performance Criteria

STATE/AFFILIATE PERFORMANCE:

For KMIC participants in Wisconsin, a portion of the total performance score will be based upon performance of the state holding company and the performance of the individual affiliate to which they belong. This measurement will be a composite of Eannings Growth over 1992 and Return on Assets (ROA). The matrix shown below shows the relationship between these two variables as they apply to the holding company and the affiliate, respectively. No performance score for the State or Affiliate criteria will be awarded if Earnings Growth does not reach at least 5% AND ROA reaches at least 1.15%.



    5%  |  54%   58%   62%   66%   70%   78%   86%   94%   101%   104%   107%   110%   114%   117%   120%   123%   126%   130%
E   6%  |  60%   64%   68%   72%   76%   84%   92%  100%   103%   106%   110%   113%   116%   119%   122%   126%   129%   132%
A   7%  |  66%   70%   74%   78%   82%   90%   98%  102%   106%   109%   112%   115%   118%   122%   125%   128%   131%   134%
R   8%  |  72%   76%   80%   84%   88%   96%  100%  105%   108%   111%   114%   118%   121%   124%   127%   130%   134%   137%
N   9%  |  78%   82%   86%   90%   94%  101%  104%  107%   110%   114%   117%   120%   123%   126%   130%   133%   136%   139%
I  10%  |  84%   88%   92%   96%  100%  103%  106%  110%   113%   116%   119%   122%   126%   129%   132%   135%   138%   142%
N  11%  |  90%   94%   98%  101%  105%  108%  111%  114%   118%   121%   124%   127%   130%   134%   137%   140%   143%   146%
G  12%  |  96%  100%  102%  103%  110%  113%  116%  119%   122%   126%   129%   132%   135%   138%   142%   145%   148%   150%
S  13%  | 101%  102%  104%  106%  114%  118%  121%  124%   127%   130%   134%   137%   140%   143%   146%   150%   150%   150%
   14%  | 103%  105%  106%  108%  119%  122%  126%  129%   132%   135%   138%   142%   145%   148%   150%   150%   150%   150%
G  15%  | 106%  107%  109%  110%  124%  127%  130%  134%   137%   140%   143%   146%   150%   150%   150%   150%   150%   150%
R  16%  | 108%  110%  111%  113%  129%  132%  135%  138%   142%   145%   148%   150%   150%   150%   150%   150%   150%   150%
O  17%  | 110%  116%  114%  115%  134%  137%  140%  143%   146%   150%   150%   150%   150%   150%   150%   150%   150%   150%
W  18%  | 113%  122%  116%  118%  138%  142%  145%  148%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
T  19%  | 115%  128%  118%  120%  143%  146%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
H  20%  | 118%  134$  121%  122%  148%  150%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
        |_________________________________________________________________________________________________________________________
         1.15   1.20  1.25  1.30  1.35  1.40  1.45  1.50   1.55   1.60   1.65   1.70   1.75   1.80   1.85   1.90   1.95   2.00
                                                                ROA






DIVISIONAL PERFORMANCE:

For non-CEO participants, a measurement of Division Performance may be implemented. Scoring for this measurement is developed by the upstream CEO/President based on divisional goals or budgets.




                                - 7 -                   JANUARY, 1993

NIE/REVENUE %:

The performance score for the NlE/Revenue percentage will be determined using the following NIE/Revenue table. The NIE/Revenue ratio must be less than 60% to qualify for a score.






        NIE/Revenue %   60%     59%     58%     57%     56%     55%     54%     53%     52%     51%     50%
        Score           0%      15%     30%     45%     60%     75%     90%     105%    120%    135%    150%




CREDIT QUALITY:

The performance score for the Credit Quality criteria will be determined using the following table. The Credit Quality performance score is based on 1) achieving BANC ONE CORPORATION standards of 50 basis points or less for commercial charge-offs and 100 basis points or less for retail charge-offs; or
2) showing improvement in the following four credit quality categories: problem loans, non-performing loans, total delinquencies, and total charge-offs.


        Retail Charge-offs (bp)         120.0   116.0   112.0   108.0   104.0   100.0    87.5    75.0    62.5    50.0
        Score                             0.0    20.0    40.0    60.0    80.0   100.0   112.5   125.0   137.5   150.0

        Commercial Charge-offs (bp)      60.0    58.0    56.0    54.0    52.0    50.0    45.0    40.0    35.0    30.0
        Score                             0.0    20.0    40.0    60.0    80.0   100.0   112.5   125.0   137.5   150.0



DISCRETIONARY:

The performance score for individual performance will be at the discretion of the upstream CEO and should consider personal contributions and such issues as audit, loan review, and CRA review.

                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS



                         Banc One Wisconsin Corporation
                              Weighting Guidelines

In order to calculate a weighted performance score, a weighting factor must be assigned to each of the performance criteria outlined in the preceding pages. The weightings for participants are shown in the table below:


                Performance Category    CEO/President           Non-
                                         Weightings        CEO/President
                                                            Weightings
        -----------------------------------------------------------------
        State Earnings/ROA                  15%               5 - 15%
        Affiliate Earnings/ROA              35%              15 - 45%
        Divisional Performance              N/A               0 - 30%
        NIE/Revenue Ratio                   13%               0 - 13%
        Credit Quality                      17%               0 - 17%
        Individual (Discretionary)          20%              20 - 50%
        =================================================================
        Total                              100%                100%



Additional guidelines for non-CEO/President participants include:

  /  /   The total weighting of the State, Affiliate, and Divisional performance categories should equal 50%. The upstream CEO/President determines these weightings in accordance with overall goals and objectives.

 /  /    The remaining 50% weightimg should be allocated to each
         applicable category. Total weightings may never exceed 100%.


                                        - 9 -                   JANUARY, 1993


                                   EXAMPLE

- -------------------------------------
   Base Pay:            $100,000
- -------------------------------------------------------------------------------
 Target Award:           $30,000                (30% of Base Pay)
- -------------------------------------------------------------------------------
Award Opportunity:      15% State Earnings/ROA
  (Weightings)          35% Affiliate Earnings/ROA
                        13% Affiliate NIE/Revenue
                        17% Credit Quality
                        20% Individual Performance (Discretionary)
- -------------------------------------------------------------------------------
AWARD CALCULATION:
- -------------------------------------------------------------------------------
(1)   STATE/AFFILIATE SCORES:
- -------------------------------------------------------------------------------
       Category            State       Affiliate
- -----------------------------------------------------
        Earnings
        Growth             11%              7%
     ------------------------------------------------
         ROA             1.50%           1.60%
     ------------------------------------------------
      Score from
       Matrix             114%            109%
- -------------------------------------------------------------------------------
(2)   WEIGHTED SCORES:
- -------------------------------------------------------------------------------
                         Score          x       Weighting       =       Result
     --------------------------------------------------------------------------
     State              114%            x         15%           =       17.10%
     --------------------------------------------------------------------------
     Affiliate          109%            x         35%           =       38.15%
     --------------------------------------------------------------------------
     NIE/Revenue         75%            x         13%           =        9.75%
     --------------------------------------------------------------------------
     Credit Quality      75%            x         17%           =       12.75%
     --------------------------------------------------------------------------
      Individual        100%            x         20%            =       20.00%
     --------------------------------------------------------------------------
                                                 TOTAL                   97.75%
- -------------------------------------------------------------------------------
(3)   FINAL AWARD CALCULATION:
- -------------------------------------------------------------------------------
                                              Target                    $30,000
                                            -----------------------------------
                                             Wtd Score     x             97.75%
                                            -----------------------------------
                                              Award                     $29,325
                                            -----------------------------------



                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS


                                     Banc One Indiana Corporation
                                         Performance Criteria

STATE/AFFILIATE PERFORMANCE:

For KMIC participants in Indiana, a portion of the total performance score will be based upon performance of the state holding company and the performance of the individual affiliate to which they belong. This measurement will be a composite of Eannings Growth over 1992 and Return on Assets (ROA). The matrix shown below shows the relationship between these two variables as they apply to the holding company and the affiliate, respectively. No performance score for the State or Affiliate criteria will be awarded if Earnings Growth does not reach at least 5% AND ROA reaches at least 1. 15%.



    5%  |  54%   58%   62%   66%   70%   78%   86%   94%   101%   104%   107%   110%   114%   117%   120%   123%   126%   130%
E   6%  |  60%   64%   68%   72%   76%   84%   92%  100%   103%   106%   110%   113%   116%   119%   122%   126%   129%   132%
A   7%  |  66%   70%   74%   78%   82%   90%   98%  102%   106%   109%   112%   115%   118%   122%   125%   128%   131%   134%
R   8%  |  72%   76%   80%   84%   88%   96%  100%  105%   108%   111%   114%   118%   121%   124%   127%   130%   134%   137%
N   9%  |  78%   82%   86%   90%   94%  101%  104%  107%   110%   114%   117%   120%   123%   126%   130%   133%   136%   139%
I  10%  |  84%   88%   92%   96%  100%  103%  106%  110%   113%   116%   119%   122%   126%   129%   132%   135%   138%   142%
N  11%  |  90%   94%   98%  101%  105%  108%  111%  114%   118%   121%   124%   127%   130%   134%   137%   140%   143%   146%
G  12%  |  96%  100%  102%  103%  110%  113%  116%  119%   122%   126%   129%   132%   135%   138%   142%   145%   148%   150%
S  13%  | 101%  102%  104%  106%  114%  118%  121%  124%   127%   130%   134%   137%   140%   143%   146%   150%   150%   150%
   14%  | 103%  105%  106%  108%  119%  122%  126%  129%   132%   135%   138%   142%   145%   148%   150%   150%   150%   150%
G  15%  | 106%  107%  109%  110%  124%  127%  130%  134%   137%   140%   143%   146%   150%   150%   150%   150%   150%   150%
R  16%  | 108%  110%  111%  113%  129%  132%  135%  138%   142%   145%   148%   150%   150%   150%   150%   150%   150%   150%
O  17%  | 110%  116%  114%  115%  134%  137%  140%  143%   146%   150%   150%   150%   150%   150%   150%   150%   150%   150%
W  18%  | 113%  122%  116%  118%  138%  142%  145%  148%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
T  19%  | 115%  128%  118%  120%  143%  146%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
H  20%  | 118%  134$  121%  122%  148%  150%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
        |_________________________________________________________________________________________________________________________
         1.15   1.20  1.25  1.30  1.35  1.40  1.45  1.50   1.55   1.60   1.65   1.70   1.75   1.80   1.85   1.90   1.95   2.00
                                                                ROA



DIVISIONAL PERFORMANCE:

For non-CEO participants, a measurement of Division Performance may be implemented. Scoring for this measurement is developed by the upstream CEO/President based on divisional goals or budgets.

                                        - 7 -                   JANUARY, 1993

NIE/REVENUE %:

The performance score for the NIE/Revenue percentage will be determined using the following NIE/Revenue table. The NIE/Revenue ratio must be less than 60% to qualify for a score.



        NIE/Revenue %   60%     59%     58%     57%     56%     55%     54%     53%     52%     51%     50%
        Score           0%      15%     30%     45%     60%     75%     90%     105%    120%    135%    150%




CREDIT QUALITY:

The performance score for the Credit Quality criteria will be determined using the following table. The Credit Quality performance score is based on 1) achieving BANC ONE CORPORATION standards of 50 basis points or less for commercial charge-offs and 100 basis points or less for retail charge-offs; or
2) showing improvement in the following four credit quality categories: problem loans, non-performing loans, total delinquencies, and total charge-offs.


        Retail Charge-offs (bp)         120.0   116.0   112.0   108.0   104.0   100.0    87.5    75.0    62.5    50.0
        Score                             0.0    20.0    40.0    60.0    80.0   100.0   112.5   125.0   137.5   150.0

        Commercial Charge-offs (bp)      60.0    58.0    56.0    54.0    52.0    50.0    45.0    40.0    35.0    30.0
        Score                             0.0    20.0    40.0    60.0    80.0   100.0   112.5   125.0   137.5   150.0



DISCRETIONARY:

The performance score for individual performance will be at the discretion of the upstream CEO and should consider personal contributions and such issues as audit, loan review, and CRA review.

                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS



                          Banc One Indiana Corporation
                              Weighting Guidelines

In order to calculate a weighted performance score, a weighting factor must be assigned to each of the performance criteria outlined in the preceding pages. The weightings for participants are shown in the table below:


                Performance Category    CEO/President           Non-
                                         Weightings        CEO/President
                                                            Weightings
        -----------------------------------------------------------------
        State Earnings/ROA                  15%               5 - 15%
        Affiliate Earnings/ROA              35%              15 - 45%
        Divisional Performance              N/A               0 - 30%
        NIE/Revenue Ratio                   13%               0 - 13%
        Credit Quality                      17%               0 - 17%
        Individual (Discretionary)          20%              20 - 50%
        =================================================================
        Total                              100%                100%



Additional guidelines for non-CEO/President participants include:

  /  /   The total weighting of the State, Affiliate, and Divisional performance categories should equal 50%. The upstream CEO/President determines these weightings in accordance with overall goals and objectives.

 /  /    The remaining 50% weightimg should be allocated to each
         applicable category. Total weightings may never exceed 100%.


                                        - 9 -                   JANUARY, 1993


                                   EXAMPLE

- -------------------------------------
   Base Pay:            $100,000
- -------------------------------------------------------------------------------
 Target Award:           $30,000                (30% of Base Pay)
- -------------------------------------------------------------------------------
Award Opportunity:      15% State Earnings/ROA
  (Weightings)          35% Affiliate Earnings/ROA
                        13% Affiliate NIE/Revenue
                        17% Credit Quality
                        20% Individual Performance (Discretionary)
- -------------------------------------------------------------------------------
AWARD CALCULATION:
- -------------------------------------------------------------------------------
(1)   STATE/AFFILIATE SCORES:
- -------------------------------------------------------------------------------
       Category            State       Affiliate
- -----------------------------------------------------
        Earnings
        Growth             11%              7%
     ------------------------------------------------
         ROA             1.50%           1.60%
     ------------------------------------------------
      Score from
       Matrix             114%            109%
- -------------------------------------------------------------------------------
(2)   WEIGHTED SCORES:
- -------------------------------------------------------------------------------
                         Score          x       Weighting       =       Result
     --------------------------------------------------------------------------
     State              114%            x         15%           =       17.10%
     --------------------------------------------------------------------------
     Affiliate          109%            x         35%           =       38.15%
     --------------------------------------------------------------------------
     NIE/Revenue         75%            x         13%           =        9.75%
     --------------------------------------------------------------------------
     Credit Quality      75%            x         17%           =       12.75%
     --------------------------------------------------------------------------
      Individual        100%            x         20%            =       20.00%
     --------------------------------------------------------------------------
                                                 TOTAL                   97.75%
- -------------------------------------------------------------------------------
(3)   FINAL AWARD CALCULATION:
- -------------------------------------------------------------------------------
                                              Target                    $30,000
                                            -----------------------------------
                                             Wtd Score     x             97.75%
                                            -----------------------------------
                                              Award                     $29,325
                                            -----------------------------------



                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS

                                Bank One, Texas, NA
                                Performance Criteria

STATE PERFORMANCE:

For KMIC participants in Texas, a portion of the total performance score will be based upon performance of the state holding company's eannings growth and Return on Assets (ROA). The matrix shown below shows the relationship between these two variables. No performance score for the State criteria will be awarded if Earnings Growth does not reach at least 5% AND ROA reaches at least 1.15%.


    5%  |  54%   58%   62%   66%   70%   78%   86%   94%   101%   104%   107%   110%   114%   117%   120%   123%   126%   130%
E   6%  |  60%   64%   68%   72%   76%   84%   92%  100%   103%   106%   110%   113%   116%   119%   122%   126%   129%   132%
A   7%  |  66%   70%   74%   78%   82%   90%   98%  102%   106%   109%   112%   115%   118%   122%   125%   128%   131%   134%
R   8%  |  72%   76%   80%   84%   88%   96%  100%  105%   108%   111%   114%   118%   121%   124%   127%   130%   134%   137%
N   9%  |  78%   82%   86%   90%   94%  101%  104%  107%   110%   114%   117%   120%   123%   126%   130%   133%   136%   139%
I  10%  |  84%   88%   92%   96%  100%  103%  106%  110%   113%   116%   119%   122%   126%   129%   132%   135%   138%   142%
N  11%  |  90%   94%   98%  101%  105%  108%  111%  114%   118%   121%   124%   127%   130%   134%   137%   140%   143%   146%
G  12%  |  96%  100%  102%  103%  110%  113%  116%  119%   122%   126%   129%   132%   135%   138%   142%   145%   148%   150%
S  13%  | 101%  102%  104%  106%  114%  118%  121%  124%   127%   130%   134%   137%   140%   143%   146%   150%   150%   150%
   14%  | 103%  105%  106%  108%  119%  122%  126%  129%   132%   135%   138%   142%   145%   148%   150%   150%   150%   150%
G  15%  | 106%  107%  109%  110%  124%  127%  130%  134%   137%   140%   143%   146%   150%   150%   150%   150%   150%   150%
R  16%  | 108%  110%  111%  113%  129%  132%  135%  138%   142%   145%   148%   150%   150%   150%   150%   150%   150%   150%
O  17%  | 110%  116%  114%  115%  134%  137%  140%  143%   146%   150%   150%   150%   150%   150%   150%   150%   150%   150%
W  18%  | 113%  122%  116%  118%  138%  142%  145%  148%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
T  19%  | 115%  128%  118%  120%  143%  146%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
H  20%  | 118%  134$  121%  122%  148%  150%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
        |_________________________________________________________________________________________________________________________
         1.15   1.20  1.25  1.30  1.35  1.40  1.45  1.50   1.55   1.60   1.65   1.70   1.75   1.80   1.85   1.90   1.95   2.00
                                                                ROA




AFFILIATE PERFORMANCE:

Affiliate performance is measured in a manner similar to that of the state holding company. The primary difference is that (for 1993 only) the matrix below is based upon TARGETED net operating earnings and ROA set for each affiliate individually. The corporate matrix is used, except that the values for the X and Y axes are based upon the targets rather than the corporate levels. The following matrix illustrates how this is determined.

                                        - 7 -                   JANUARY, 1993


   -5%  |  54%   58%   62%   66%   70%   78%   86%   94%   101%   104%   107%   110%   114%   117%   120%   123%   126%   130%
E  -4%  |  60%   64%   68%   72%   76%   84%   92%  100%   103%   106%   110%   113%   116%   119%   122%   126%   129%   132%
A  -3%  |  66%   70%   74%   78%   82%   90%   98%  102%   106%   109%   112%   115%   118%   122%   125%   128%   131%   134%
R  -2%  |  72%   76%   80%   84%   88%   96%  100%  105%   108%   111%   114%   118%   121%   124%   127%   130%   134%   137%
N  -1%  |  78%   82%   86%   90%   94%  101%  104%  107%   110%   114%   117%   120%   123%   126%   130%   133%   136%   139%
I Target|  84%   88%   92%   96%  100%  103%  106%  110%   113%   116%   119%   122%   126%   129%   132%   135%   138%   142%
N  +1%  |  90%   94%   98%  101%  105%  108%  111%  114%   118%   121%   124%   127%   130%   134%   137%   140%   143%   146%
G  +2%  |  96%  100%  102%  103%  110%  113%  116%  119%   122%   126%   129%   132%   135%   138%   142%   145%   148%   150%
S  +3%  | 101%  102%  104%  106%  114%  118%  121%  124%   127%   130%   134%   137%   140%   143%   146%   150%   150%   150%
   +4%  | 103%  105%  106%  108%  119%  122%  126%  129%   132%   135%   138%   142%   145%   148%   150%   150%   150%   150%
G  +5%  | 106%  107%  109%  110%  124%  127%  130%  134%   137%   140%   143%   146%   150%   150%   150%   150%   150%   150%
R  +6%  | 108%  110%  111%  113%  129%  132%  135%  138%   142%   145%   148%   150%   150%   150%   150%   150%   150%   150%
O  +7%  | 110%  116%  114%  115%  134%  137%  140%  143%   146%   150%   150%   150%   150%   150%   150%   150%   150%   150%
W  +8%  | 113%  122%  116%  118%  138%  142%  145%  148%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
T  +9%  | 115%  128%  118%  120%  143%  146%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
H +10%  | 118%  134$  121%  122%  148%  150%  150%  150%   150%   150%   150%   150%   150%   150%   150%   150%   150%   150%
        |_________________________________________________________________________________________________________________________
          -.20   -.15  -.10  -.05 Target +.05  +.10  +.15  +.20   +25    +.30   +.35    +.40   +.45   +.50   +.55   +.60   +.65
                                                                ROA


NIE/REVENUE %:

The performance score for the NIE/Revenue percentage is determined using the following NIE/Revenue table. The NIE/Revenue ratio must be less than the Plan to qualify for a score.


        NIE/Revenue %  Target   -1%   -2%     -3%     -4%     -5%     -6%     -7%      -8%    -9%      -10%
        Score           0%      15%    30%    45%     60%     75%     90%     105%     120%   135%     150%



ASSET QUALITY:

The Texas Plan measures Asset quality in terms of:

  A)     Achieving improvement in Non-performing Loans, Problem Loans,
         Total Delinquencies, and Total Net Charge-offs. (Achieving all four catregories can result in up to a 75% payout.)

  B) Obtaining Net Retail Charge-offs of less than 100 basis points and Net Wholesale Charge-offs of less than 50 basis points. (Achieving both of these objectives can result in up to a 75% payout for Asset Quality. Achieving one or the other can result in up to a 37.5% payout.)

DISCRETIONARY:

The performance score for individual performance will be at the discretion of the upstream CEO and should consider personal contributions and such issues as audit, loan review, and CRA review.

                                        1993 KMIC

EXECUTIVE COMPENSATION PROGRAMS


                              Bank One, Texas, NA
                              Weighting Guidelines

In order to calculate a weighted performance score, a weighting factor must be assigned to each of the performance criteria outlined in the preceding pages. The weightings for participants are shown in the table below:


                Performance Category    CEO/President           Non-
                                         Weightings        CEO/President
                                                            Weightings
        -----------------------------------------------------------------
        State Earnings/ROA                  15%               5 - 15%
        Affiliate Earnings/ROA              35%              15 - 45%
        Divisional Performance              N/A               0 - 30%
        NIE/Revenue Ratio                   13%               0 - 13%
        Credit Quality                      17%               0 - 17%
        Individual (Discretionary)          20%              20 - 50%
        =================================================================
        Total                              100%                100%



Additional guidelines for non-CEO/President participants include:

  /  /   The total weighting of the State, Affiliate, and Divisional performance categories should equal 50%. The upstream CEO/President determines these weightings in accordance with overall goals and objectives.

 /  /    The remaining 50% weightimg should be allocated to each
         applicable category. Total weightings may never exceed 100%.


                                        - 9 -                   JANUARY, 1993


                                   EXAMPLE

- -------------------------------------
   Base Pay:            $100,000
- -------------------------------------------------------------------------------
 Target Award:           $30,000                (30% of Base Pay)
- -------------------------------------------------------------------------------
Award Opportunity:      15% State Earnings/ROA
  (Weightings)          35% Affiliate Earnings/ROA
                        13% Affiliate NIE/Revenue
                        17% Credit Quality
                        20% Individual Performance (Discretionary)
- -------------------------------------------------------------------------------
AWARD CALCULATION:
- -------------------------------------------------------------------------------
(1)   STATE/AFFILIATE SCORES:
- -------------------------------------------------------------------------------
       Category            State       Affiliate
- -----------------------------------------------------
        Earnings
        Growth             11%              7%
     ------------------------------------------------
         ROA             1.50%           1.60%
     ------------------------------------------------
      Score from
       Matrix             114%            109%
- -------------------------------------------------------------------------------
(2)   WEIGHTED SCORES:
- -------------------------------------------------------------------------------
                         Score          x       Weighting       =       Result
     --------------------------------------------------------------------------
     State              114%            x         15%           =       17.10%
     --------------------------------------------------------------------------
     Affiliate          109%            x         35%           =       38.15%
     --------------------------------------------------------------------------
     NIE/Revenue         75%            x         13%           =        9.75%
     --------------------------------------------------------------------------
     Credit Quality      75%            x         17%           =       12.75%
     --------------------------------------------------------------------------
      Individual        100%            x         20%            =       20.00%
     --------------------------------------------------------------------------
                                                 TOTAL                   97.75%
- -------------------------------------------------------------------------------
(3)   FINAL AWARD CALCULATION:
- -------------------------------------------------------------------------------
                                              Target                    $30,000
                                            -----------------------------------
                                             Wtd Score     x             97.75%
                                            -----------------------------------
                                              Award                     $29,325
                                            -----------------------------------




                                                - 10 -